EXHIBIT 99.1

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   February 2, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------

                    SECURITIZED ASSET BACKED RECEIVABLES LLC

                              NEW ISSUE TERM SHEET

                           $527,879,000 (approximate)

--------------------------------------------------------------------------------

                   First Franklin Mortgage Loan Trust 2005-FF1
                                     Issuer

                    Securitized Asset Backed Receivables LLC
                                    Depositor

                      First Franklin Financial Corporation
                                   Originator

                          Saxon Mortgage Services, Inc.
                                    Servicer

               Mortgage Pass-Through Certificates, Series 2005-FF1


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   February 2, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
Transaction Summary
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Avg. Life to
                Expected     Expected Ratings (S&P/Moody's/   Index      Interest                        Call/
     Class      Amount(1)             Fitch/DBRS)                          Type                      Mty(yrs)(2)(3)
---------------------------------------------------------------------------------------------------------------------------------
     A-1A      531,025,000          AAA/Aaa/AAA/AAA                                    ***Not Offered - 144A Private Placement***
---------------------------------------------------------------------------------------------------------------------------------
     A-1B      132,756,000          AAA/Aaa/AAA/AAA                                    ***Not Offered - 144A Private Placement***
---------------------------------------------------------------------------------------------------------------------------------
     A-2A      184,808,000          AAA/Aaa/AAA/AAA            1mL       Floating                     1.00 / 1.00
---------------------------------------------------------------------------------------------------------------------------------
     A-2B       75,900,000          AAA/Aaa/AAA/AAA            1mL       Floating                     3.00 / 3.00
---------------------------------------------------------------------------------------------------------------------------------
     A-2C       71,443,000          AAA/Aaa/AAA/AAA            1mL       Floating                     6.62 / 7.70
---------------------------------------------------------------------------------------------------------------------------------
     M-1        84,589,000           AA/Aa2/AA+/AA             1mL       Floating                     5.30 / 5.84
---------------------------------------------------------------------------------------------------------------------------------
     M-2        59,274,000             A+/A2/A/A               1mL       Floating                     5.27 / 5.75
---------------------------------------------------------------------------------------------------------------------------------
     M-3        17,288,000              A/A3/A/A               1mL       Floating                     5.26 / 5.68
---------------------------------------------------------------------------------------------------------------------------------
     B-1        15,436,000         A-/Baa1/A-/ A(low)          1mL       Floating                     5.25 / 5.61
---------------------------------------------------------------------------------------------------------------------------------
     B-2        12,349,000     BBB+/Baa2/BBB+/BBB (high)       1mL       Floating                     5.25 / 5.54
---------------------------------------------------------------------------------------------------------------------------------
     B-3         6,792,000          BBB/Baa3/BBB/BBB           1mL       Floating                     5.25 / 5.46
---------------------------------------------------------------------------------------------------------------------------------
     B-4        12,349,000       BBB-/Ba1/BB+/BB(high)                                 ***Not Offered - 144A Private Placement***
---------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------
                                                        Initial Credit
               Mod. Dur. to Call/   Payment Window to    Enhancement
     Class     Mty(yrs)(2)(3)(4)     Call/Mty(2)(3)        Level(5)
-----------------------------------------------------------------------
     A-1A
-----------------------------------------------------------------------
     A-1B
-----------------------------------------------------------------------
     A-2A         0.98 / 0.98        03/05 - 04/07 /             19.35%
                                      03/05 - 04/07
-----------------------------------------------------------------------
     A-2B         2.87 / 2.87        04/07 - 08/09 /             19.35%
                                      04/07 - 08/09
-----------------------------------------------------------------------
     A-2C         6.00 / 6.79        08/09 - 01/13 /             19.35%
                                      08/09 - 07/22
-----------------------------------------------------------------------
     M-1          4.84 / 5.24        05/08 - 01/13 /             12.50%
                                      05/08 - 08/19
-----------------------------------------------------------------------
     M-2          4.77 / 5.12        04/08 - 01/13 /              7.70%
                                      04/08 - 03/18
-----------------------------------------------------------------------
     M-3          4.75 / 5.06        04/08 - 01/13 /              6.30%
                                      04/08 - 09/16
-----------------------------------------------------------------------
     B-1          4.68 / 4.94        03/08 - 01/13 /              5.05%
                                      03/08 - 01/16
-----------------------------------------------------------------------
     B-2          4.67 / 4.88        03/08 - 01/13 /              4.05%
                                      03/08 - 04/15
-----------------------------------------------------------------------
     B-3          4.53 / 4.67        03/08 - 01/13 /              3.50%
                                      03/08 - 08/14
-----------------------------------------------------------------------
     B-4
-----------------------------------------------------------------------

(1)   Subject to a variance of plus or minus 5%.
(2)   Pricing will assume the 10% optional clean-up call is exercised.
(3) Based on 100% of the applicable prepayment assumption. See Summary of Terms.
(4)   Assumes pricing at par.
(5)   Includes 2.50% overcollateralization.

The Class A-2A, Class A-2B, Class A- 2C, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

--------------------------------------------------------------------------------
Summary of Terms
--------------------------------------------------------------------------------
Issuer:                    First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------
Depositor:                 Securitized Asset Backed Receivables LLC
--------------------------------------------------------------------------------
Originator:                First Franklin Financial Corporation
--------------------------------------------------------------------------------
Servicer:                  Saxon Mortgage Services, Inc.
--------------------------------------------------------------------------------
Loan Performance Advisor:  Mortgageramp, Inc., a Delaware Corporation
--------------------------------------------------------------------------------
Trustee:                   JPMorgan Chase Bank, National Association
--------------------------------------------------------------------------------
Lead Manager:              Barclays Capital Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Rating Agencies:           S&P/Moody's/Fitch/DBRS
--------------------------------------------------------------------------------
Offered Certificates:      Classes A-2A, A-2B, A-2C, M-1, M-2, M-3, B-1, B-2 and
                           B-3 certificates.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   February 2, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
LIBOR Certificates:        The Class A-1 Certificates, Class B-4 certificates
                           and the Offered Certificates.
--------------------------------------------------------------------------------
Expected Closing Date:     February 24, 2005
--------------------------------------------------------------------------------
Delivery:                  DTC, Euroclear and Clearstream.
--------------------------------------------------------------------------------
Distribution Dates:        The 25th of each month, or if such day is not a
                           business day, on the next business day, beginning in
                           March 2005.
--------------------------------------------------------------------------------
Final Scheduled
Distribution Date:         The Distribution Date occurring in December 2034.
--------------------------------------------------------------------------------
Due Period:                With respect to any Distribution Date, the
                           period commencing on the second day of the calendar
                           month preceding the month in which the Distribution
                           Date occurs and ending on the first day of the
                           calendar month in which that Distribution Date
                           occurs.
--------------------------------------------------------------------------------
Prepayment Period:         With respect to any Distribution Date, the
                           period commencing on the 16th day of the month
                           preceding the month in which such Distribution Date
                           occurs (or in the case of the first Distribution
                           Date, commencing on the cut-off date), and ending on
                           the 15th day of the month in which such Distribution
                           Date occurs.
--------------------------------------------------------------------------------
Interest Accrual Period:   With respect to any Distribution Date, the period
                           commencing on the immediately preceding Distribution
                           Date (or, for the initial Distribution Date, the
                           closing date) and ending on the day immediately
                           preceding the current Distribution Date.
--------------------------------------------------------------------------------
Accrued Interest:          The price to be paid by investors for the Offered
                           Certificates will not include accrued interest, and
                           therefore will settle flat.
--------------------------------------------------------------------------------
Interest Day Count:        Actual/360.
--------------------------------------------------------------------------------
Interest Payment Delay:    Zero days.
--------------------------------------------------------------------------------
Cut-off Date:              February 1, 2005
--------------------------------------------------------------------------------
Tax Status:                The Offered Certificates will be treated as "regular
                           interests" in a REMIC for federal income tax
                           purposes.
--------------------------------------------------------------------------------
ERISA Eligibility:         Subject to the considerations detailed in the
                           Prospectus, all the Offered Certificates are expected
                           to be ERISA eligible.
--------------------------------------------------------------------------------
SMMEA Eligibility:         The Offered Certificates are not expected to
                           constitute "mortgage related securities" for purposes
                           of SMMEA.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   February 2, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Class A Certificate Group: Either the Class A-1 Certificates or Class A-2
                           Certificates, as applicable.
--------------------------------------------------------------------------------
Class A-1 Certificates:    Collectively, the Class A-1A and Class A-1B
                           certificates.
--------------------------------------------------------------------------------
Class A-2 Certificates:    Collectively, the Class A-2A, Class A-2B and Class
                           A-2C certificates.
--------------------------------------------------------------------------------
Class M Certificates:      Collectively, the Class M-1, Class M-2, and Class M-3
                           certificates.
--------------------------------------------------------------------------------
Class B Certificates:      Collectively, the Class B-1, Class B-2, Class B-3 and
                           Class B-4 certificates.
--------------------------------------------------------------------------------
Mortgage Loans:            The mortgage loans to be included in the trust will
                           be primarily adjustable- and fixed-rate sub-prime
                           mortgage loans secured by first-lien mortgages or
                           deeds of trust on residential real properties. All of
                           the mortgage loans were purchased by an affiliate of
                           the depositor from First Franklin Financial
                           Corporation or its affiliates. On the closing date,
                           the trust will acquire the mortgage loans. The
                           aggregate scheduled principal balance of the mortgage
                           loans as of the Cut-off Date will be approximately
                           $1,234,881,455. Approximately 90.14% of the mortgage
                           loans are adjustable-rate mortgage loans and
                           approximately 9.86% are fixed-rate mortgage loans.
                           All of the mortgage loans are first-lien mortgage
                           loans. The information regarding the mortgage loans
                           set forth below that is based on the principal
                           balance of the mortgage loans as of the Cut-off Date
                           assumes the timely receipt of principal scheduled to
                           be paid on the mortgage loans on or prior to the
                           Cut-off Date and, with the exception of 30-to 59-day
                           delinquencies comprising 1.40% of the aggregate
                           scheduled principal balance of the mortgage loans on
                           the Cut-off Date, no delinquencies, defaults or
                           prepayments, from January 21, 2005 through the
                           Cut-off Date. See the attached collateral
                           descriptions for additional information on the
                           initial mortgage loans as of the Cut-off Date.
--------------------------------------------------------------------------------
Group I Mortgage Loans:    Approximately $823 million of mortgage loans that
                           have original principal balances that conform to the
                           original principal balance limits for one- to four-
                           family residential mortgage loan guidelines for
                           purchase adopted by Freddie Mac and Fannie Mae.
--------------------------------------------------------------------------------
Group II Mortgage Loans:   Approximately $412 million of mortgage loans that
                           predominantly have original principal balances that may or may not conform to the original principal balance limits for one- to four- family residential mortgage loan guidelines for purchase adopted by Freddie Mac and Fannie Mae.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Monthly Servicer Advances: The Servicer will be obligated to advance its own funds in an amount equal to the aggregate of all payments of principal and interest (net of servicing fees) that were due during the related due period on the mortgage loans and not received by the applicable Servicer determination date. Advances are required to be made only to the extent they are deemed by the Servicer to be recoverable from related late collections, insurance proceeds, condemnation proceeds, liquidation proceeds or subsequent recoveries.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   February 2, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Pricing Prepayment Speed:  Fixed Rate Mortgage Loans: CPR starting at approximately 1.533% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15 increase for each month), and remaining at 23% CPR thereafter.

                           ARM Mortgage Loans: 25% CPR.
--------------------------------------------------------------------------------
Credit Enhancement:        The credit enhancement provided for the benefit of
                           the holders of the certificates consists solely of:
                           (a) the use of excess interest to cover losses on the
                           mortgage loans and as a distribution of principal to
                           maintain overcollateralization; (b) the subordination
                           of distributions on the more subordinate classes of
                           certificates to the required distributions on the
                           more senior classes of certificates; and (c) the
                           allocation of losses to the most subordinate classes
                           of certificates.
--------------------------------------------------------------------------------
Senior Enhancement         For any Distribution Date, the percentage obtained by
Percentage:                dividing (x) the sum of (i) the aggregate Class
                           Certificate Balances of the Class M and Class B certificates and (ii) the Subordinated Amount (in each case after taking into account the distributions of the related Principal Distribution Amount for that Distribution Date) by (y) the aggregate Stated
                           Principal Balance of the mortgage loans for that Distribution Date.

--------------------------------------------------------------------------------
Stepdown Date:             The later to occur of:

                           (i)      the earlier to occur of:

                                    (a)      the Distribution Date in March 2008
                                             and

                                    (b)      the Distribution Date following the
                                             Distribution Date on which the
                                             aggregate Class Certificate
                                             Balances of the Class A
                                             Certificates have been reduced to
                                             zero; and

                           (ii) the first Distribution Date on which the Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal applied to reduce the Stated Principal Balance of the mortgage loans for that Distribution Date but prior to any applications of Principal Distribution Amount to the certificates) is greater than or equal to the Specified Senior Enhancement Percentage (approximately 38.70%).
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Trigger Event:             Either a Cumulative Loss Trigger Event or Delinquency
                           Trigger Event.
--------------------------------------------------------------------------------
Delinquency Trigger Event: With respect to any Distribution Date, the circumstances in which the quotient (expressed as a
                           percentage) of (x) the rolling three-month average of
                           the aggregate unpaid principal balance of mortgage
                           loans that are 60 days or more delinquent (including
                           mortgage loans in foreclosure, mortgage loans related
                           to REO property and mortgage loans where the
                           mortgagor has filed for bankruptcy) and (y) the
                           aggregate unpaid principal balance of the mortgage
                           loans, as of the last day of the related Due Period,
                           equals or exceeds 40.00% of the prior period's Senior
                           Enhancement Percentage.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   February 2, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Cumulative Loss Trigger    With respect to any Distribution Date, the
Event:                     circumstances in which the aggregate amount of
                           realized losses incurred since the Cut-off Date through the last day of the related Due Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date exceeds the applicable percentages described below with respect to such Distribution Date.

                           Distribution Date Occurring in       Loss Percentage
                           ------------------------------       ---------------

                           March 2008 through February 2009     2.750% for the
                                                                first month,
                                                                plus an
                                                                additional
                                                                1/12th of 1.500%
                                                                for each month
                                                                thereafter
                                                                (e.g., 3.500% in
                                                                September 2008)

                           March 2009 through February 2010     4.250% for the
                                                                first month,
                                                                plus an
                                                                additional
                                                                1/12th of 1.000%
                                                                for each month
                                                                thereafter
                                                                (e.g., 4.750% in
                                                                September 2009)

                           March 2010 through February 2011     5.250% for the
                                                                first month,
                                                                plus an
                                                                additional
                                                                1/12th of 0.750%
                                                                for each month
                                                                thereafter
                                                                (e.g., 5.625% in
                                                                September 2010)

                           March 2011 and thereafter            6.00%
--------------------------------------------------------------------------------
Sequential Trigger Event:  With respect to any Distribution Date, before the
                           37th Distribution Date, the aggregate amount of
                           realized losses incurred since the Cut-off Date
                           through the last day of the related Due Period
                           divided by the aggregate Stated Principal Balance of
                           the mortgage loans as of the Cut-off Date exceeds
                           2.75%, or if, on or after the 37th Distribution Date,
                           a Trigger Event is in effect.
--------------------------------------------------------------------------------
Optional Clean-up Call:    The Servicer may, at its option, purchase the
                           mortgage loans and REO properties and terminate the
                           trust on any Distribution Date when the aggregate
                           Stated Principal Balance of the mortgage loans, as of
                           the last day of the related due period, is equal to
                           or less than 10% of the aggregate Stated Principal
                           Balance of the mortgage loans as of the Cut-off Date.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Credit Enhancement         Initial Credit Enhancement             Target Credit Enhancement
Percentage:                --------------------------             -------------------------
                           Class A:       19.35%                  Class A:      38.70%
                           Class M-1:     12.50%                  Class M-1:    25.00%
                           Class M-2:     7.70%                   Class M-2:    15.40%
                           Class M-3      6.30%                   Class M-3     12.60%
                           Class B-1:     5.05%                   Class B-1:    10.10%
                           Class B-2:     4.05%                   Class B-2:    8.10%
                           Class B-3:     3.50%                   Class B-3:    7.00%
                           Class B-4:     2.50%                   Class B-4:    5.00%

--------------------------------------------------------------------------------
Step-up Coupons:           For all LIBOR Certificates the interest rate will
                           increase after the Optional Clean-up Call date,
                           should the call not be exercised. At that time, the
                           Class A fixed margins will be 2x their respective
                           initial fixed margins and the Class M and Class B
                           fixed margins will be 1.5x their respective initial
                           fixed margins.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   February 2, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Class A-1A certificates    The Class A-1A certificates will accrue interest at a
Pass-Through Rate:         per annum rate equal to the lesser of:

                              (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                              (ii)      the Group I Loan Cap.
--------------------------------------------------------------------------------
Class A-1B certificates    The Class A-1B certificates will accrue interest at a
Pass-Through Rate:         per annum rate equal to the lesser of:

                              (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                              (ii)      the Group I Loan Cap.
--------------------------------------------------------------------------------
Class A-2A certificates    The Class A-2A certificates will accrue interest at a
Pass-Through Rate:         per annum rate equal to the lesser of:

                              (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                              (ii)      the Group II Loan Cap.
--------------------------------------------------------------------------------
Class A-2B certificates    The Class A-2B certificates will accrue interest at a
Pass-Through Rate:         per annum rate equal to the lesser of:

                              (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                              (ii)      the Group II Loan Cap.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Class A-2C certificates    The Class A-2C certificates will accrue interest at a
Pass-Through Rate:         per annum rate equal to the lesser of:

                              (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                              (ii)      the Group II Loan Cap.

--------------------------------------------------------------------------------
Class M-1 Pass-Through     The Class M-1 certificates will accrue interest at
Rate:                      a per annum rate equal to the lesser of:


                              (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                              (ii)     the Pool Cap.

--------------------------------------------------------------------------------
Class M-2 Pass-Through     The Class M-2 certificates will accrue interest at a
Rate:                      per annum rate equal to the lesser of:

                              (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable and

                              (ii)      the Pool Cap.
--------------------------------------------------------------------------------
Class M-3 Pass-Through     The Class M-3 certificates will accrue interest at a
Rate:                      per annum rate equal to the lesser of:

                              (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                              (ii)      the Pool Cap.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   February 2, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Class B-1 Pass-Through     The Class B-1 certificates will accrue interest at a
Rate:                      per annum rate equal to the lesser of:

                              (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                              (ii)      the Pool Cap.
--------------------------------------------------------------------------------
Class B-2 Pass-Through     The Class B-2 certificates will accrue interest at a
Rate:                      per annum rate equal to the lesser of:

                              (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                              (ii)      the Pool Cap.
--------------------------------------------------------------------------------
Class B-3 Pass-Through     The Class B-3 certificates will accrue interest at a
Rate:                      per annum rate equal to the lesser of:

                              (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                              (ii)      the Pool Cap.
--------------------------------------------------------------------------------
Class B-4 Pass-Through     The Class B-4 certificates will accrue interest at a
Rate:                      per annum rate equal to the lesser of:

                              (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                              (ii)      the Pool Cap.
--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Group I Loan Cap:          Product of:

                              (i) the weighted average of the mortgage rates for each group I mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period and

                              (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.
--------------------------------------------------------------------------------
Group II Loan Cap:         Product of:

                              (i) the weighted average of the mortgage rates for each group II mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period and

                              (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.
--------------------------------------------------------------------------------
Pool Cap:                  Product of:

                              (i) the weighted average of (x) the mortgage rates for each group I mortgage loan (in each case, less the applicable Expense Fee Rate) and (y) the mortgage rates for each group II mortgage loan (in each case, less the applicable Expense Fee
                                        Rate) then in effect on the beginning of the related Due Period, in each case weighted on the basis of the related Group Subordinate Amount and

                              (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   February 2, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------


Group Subordinate Amount:  For any Distribution Date,

                              (i) for the Group I Mortgage Loans, will be equal to the excess of the aggregate principal balance of the Group I Mortgage Loans as of the beginning of the related Due Period over the Class Certificate Balance of the Class A-1 Certificates immediately prior to such Distribution Date and

                              (ii) for the Group II Mortgage Loans, will be equal to the excess of the aggregate principal balance of the Group II Mortgage Loans as of the beginning of the related Due Period over the Class Certificate Balance of the Class A-2 Certificates immediately prior to such Distribution Date.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Basis Risk Carry Forward   On any Distribution Date and for any class of LIBOR
Amount:                    Certificates is the sum of:

                           (x)      the excess of:

                                    (i)      the amount of interest that class
                                             of certificates would have been
                                             entitled to receive on that
                                             Distribution Date had the
                                             Pass-Through Rate not been subject
                                             to the Group I Loan Cap, the Group
                                             II Loan Cap or the Pool Cap, as
                                             applicable, over

                                    (ii)     the amount of interest that class
                                             of certificates received on that
                                             Distribution Date based on the
                                             Group I Loan Cap, the Group II Loan
                                             Cap, or the Pool Cap, as
                                             applicable, and

                           (y)      the unpaid portion of any such excess
                                    described in clause (x) from prior
                                    Distribution Dates (and related accrued
                                    interest at the then applicable Pass-Through
                                    Rate on that class of certificates, without
                                    giving effect to the Group I Loan Cap, the
                                    Group II Loan Cap or the Pool Cap, as
                                    applicable).
--------------------------------------------------------------------------------
Interest Distributions on  On each Distribution Date and after payments of
the LIBOR Certificates:    servicing and trustee fees and other expenses,
                           interest distributions from the Interest Remittance
                           Amount will be allocated as follows:

                              (i) the portion of the Interest Remittance Amount attributable to the Group I Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, pro rata to the Class A-1 Certificates and second, pro rata to the Class A-2 Certificates;

                              (ii) the portion of the Interest Remittance Amount attributable to the Group II Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, pro rata to the Class A-2 Certificates and second, pro rata to the Class A-1 Certificates;

                              (iii) to the Class M-1 certificates, their Accrued Certificate Interest;

                              (iv) to the Class M-2 certificates, their Accrued Certificate Interest;

                              (v) to the Class M-3 certificates, their Accrued Certificate Interest;

                              (vi) to the Class B-1 certificates, their Accrued Certificate Interest;

                              (vii) to the Class B-2 certificates, their Accrued Certificate Interest;

                              (viii) to the Class B-3 certificates, their Accrued Certificate Interest; and

                              (ix) to the Class B-4 certificates, their Accrued Certificate Interest.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   February 2, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Principal Distribution on  On each Distribution Date (a) prior to the Stepdown
the LIBOR Certificates:    Date or (b) on which a Trigger Event is in effect,
                           principal distributions from the Principal
                           Distribution Amount will be allocated as follows:

                           (i) to the Class A Certificates, allocated between the Class A Certificates as described below, until their Class Certificate Balances have been reduced to zero;

                           (ii) to the Class M-1 certificates, until their Class Certificate Balance has been reduced to zero;

                           (iii) to the Class M-2 certificates, until their Class Certificate Balance has been reduced to zero;

                           (iv) to the Class M-3 certificates, until their Class Certificate Balance has been reduced to zero;

                           (v) to the Class B-1 certificates, until their Class Certificate Balance has been reduced to zero;

                           (vi) to the Class B-2 certificates, until their Class Certificate Balance has been reduced to zero;

                           (vii) to the Class B-3 certificates, until their Class Certificate Balance has been reduced to zero; and

                           (viii) to the Class B-4 certificates, until their Class Certificate Balance has been reduced to zero

                           On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                           (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until their Class Certificate Balances have been reduced to zero;

                           (ii) to the Class M-1 certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                           (iii) to the Class M-2 certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                           (iv) to the Class M-3 certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   February 2, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------


Principal Distribution on
the LIBOR Certificates
(cont'd):                  (v)      to the Class B-1 certificates, the lesser of
                                    the remaining Principal Distribution Amount and the Class B-1 Principal Distribution
                                    Amount, until their Class Certificate
                                    Balance has been reduced to zero;

                           (vi) to the Class B-2 certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                           (vii) to the Class B-3 certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero; and

                           (viii)   to the Class B-4 certificates, the lesser of
                                    the remaining Principal Distribution Amount
                                    and the Class B-4 Principal Distribution
                                    Amount, until their Class Certificate
                                    Balance has been reduced to zero.
--------------------------------------------------------------------------------
Allocation of Principal    All principal distributions to the holders of the
Payments to Class A        Class A Certificates on any Distribution Date will be
Certificate Group:         allocated concurrently between the Class A-1
                           Certificates, on the one hand, and the Class A-2
                           Certificates, on the other hand, based on the Class A
                           Principal Allocation Percentage for the Class A-1
                           Certificates and the Class A-2 Certificates, as applicable. However, if the Class Certificate
                           Balances of the Class A Certificates in either Class
                           A Certificate Group are reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on that Distribution Date, and the amount of those principal distributions distributable on all subsequent
                           Distribution Dates, will be distributed to the holders of the Class A Certificates in the other
                           Class A Certificate Group remaining outstanding, in accordance with the principal distribution allocations described herein, until their Class
                           Certificate Balances have been reduced to zero. Any payments of principal to the Class A-1 Certificates will be made first from payments relating to the Group I Mortgage Loans, and any payments of principal to the Class A-2 Certificates will be made first from payments relating to the Group II Mortgage Loans.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   February 2, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Allocation of Principal    Any principal distributions allocated to the Class
Payments to Class A        A-1 Certificates are required to be distributed pro
Certificate Group:         rata between the Class A-1A certificates and the
(contd.)                   Class A-1B certificates, with the exception that if a
                           Sequential Trigger Event is in effect, principal distributions will be distributed first, to the Class
                           A-1A certificates, and second, to the Class A-1B certificates until their Class Certificate balance has been reduced to zero.

                           Except as described below, any principal distributions allocated to the Class A-2 Certificates are required to be distributed sequentially first, to the Class A-2A certificates, until their Class Certificate Balance has been reduced to zero, then to the Class A-2B certificates, until their Class Certificate Balance has been reduced to zero, and finally to the Class A-2C certificates, until their Class Certificate Balance has been reduced to zero.

                           Notwithstanding the above, in the event that all subordinate classes, including the Class X certificates, have been reduced to zero, principal distributions to the Class A-2 certificates will be distributed pro rata among the Class A-2A, Class A-2B and Class A-2C certificates.

--------------------------------------------------------------------------------
Cap Provider:              Barclays Bank PLC, as Cap Provider, is a bank
                           authorized and regulated by the United Kingdom's
                           Financial Services Authority and is a member of the London Stock Exchange. As of the date hereof, Barclays Bank PLC is rated AA+ by Fitch, AA by S&P and Aa1 by Moody's.

--------------------------------------------------------------------------------
Interest Rate Cap          The LIBOR Certificates (other than the Class A-1
Agreements:                Certificates) will have the benefit of three interest
                           rate cap agreements provided by the Cap Provider. All
                           obligations of the trust under the interest rate cap
                           agreements will be paid on or prior to the Closing
                           Date.
--------------------------------------------------------------------------------
Class A-2 Interest Rate    The Class A-2 Certificates will have the benefit of
Cap:                       an interest rate cap agreement (the "Class A-2 Cap
                           Agreement"), with an initial notional amount of $33,215,100 provided by the Cap Provider. In connection with the first 32 Distribution Dates, the Cap Provider will be obligated under the Class A-2
                           Cap Agreement to pay to the trustee, for deposit into the Excess Reserve Fund Account, an amount equal to the product of (a) the excess, if any, of the lesser of (i) the 1-month LIBOR rate as of that Distribution
                           Date and (ii) a cap ceiling rate of [9.730%] over a specified cap strike rate (ranging from [5.810%] to [9.270%]), and (b) the product of the Class A-2 notional balance and the index rate multiplier set forth in the attached Interest Rate Cap Schedule for that Distribution Date, based on an "actual/360" basis. The Cap Provider's obligations under the Class
                           A-2 Cap Agreement will terminate following the Distribution Date in October 2007.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   February 2, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------


Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Class M Interest Rate Cap: The Class M Certificates will have the benefit of an interest rate cap agreement (the "Class M Cap Agreement"), with an initial notional amount of $16,115,100 provided by the Cap Provider. In connection with the first 32 Distribution Dates, the Cap Provider will be obligated under the Class M Cap Agreement to pay to the trustee, for deposit into the Excess Reserve Fund Account, an amount equal to the product of (a) the excess, if any, of the lesser of
                           (i) the then current 1-month LIBOR rate and (ii) a cap ceiling rate of [8.860%], over a specified cap strike rate (ranging from [5.340%] to [8.120%]), and
                           (b) the product of the Class M notional balance and the index rate multiplier set forth in the attached Interest Rate Cap Schedule for that Distribution Date, based on an "actual/360" basis. The Cap Provider's obligations under the Class M Cap Agreement will terminate following the Distribution Date in October 2007.

--------------------------------------------------------------------------------
Class B Interest Rate Cap: The Class B Certificates will have the benefit of an interest rate cap agreement (the "Class B Cap Agreement"), with an initial notional amount of $4,692,600 provided by the Cap Provider. In connection with the first 32 Distribution Dates, the Cap Provider will be obligated under the Class B Cap Agreement to pay to the trustee, for deposit into the Excess Reserve Fund Account, an amount equal to the product of (a) the excess, if any, of the lesser of
                           (i) the then current 1-month LIBOR rate and (ii) a cap ceiling rate of [7.500%], over a specified cap strike rate (ranging from [3.980%] to [6.760%]), and
                           (b) the product of the Class B notional balance and the index rate multiplier set forth in the attached Interest Rate Cap Schedule for that Distribution Date, based on an "actual/360" basis. The Cap Provider's obligations under the Class B Cap Agreement will terminate following the Distribution Date in October 2007.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   February 2, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------


Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Allocation of Net Monthly  For any Distribution Date, any Net Monthly Excess
Excess Cash Flow:          Cash Flow shall be paid as follows:

                           (a)      to the holders of the Class M-1
                                    certificates, any Unpaid Interest Amount;

                           (b)      to the holders of the Class M-1
                                    certificates, any Unpaid Realized Loss
                                    Amount;

                           (c)      to the holders of the Class M-2
                                    certificates, any Unpaid Interest Amount;

                           (d)      to the holders of the Class M-2
                                    certificates, any Unpaid Realized Loss
                                    Amount;

                           (e)      to the holders of the Class M-3
                                    certificates, any Unpaid Interest Amount;

                           (f)      to the holders of the Class M-3
                                    certificates, any Unpaid Realized Loss
                                    Amount;

                           (g)      to the holders of the Class B-1
                                    certificates, any Unpaid Interest Amount;

                           (h)      to the holders of the Class B-1
                                    certificates, any Unpaid Realized Loss
                                    Amount;

                           (i)      to the holders of the Class B-2
                                    certificates, any Unpaid Interest Amount;

                           (j)      to the holders of the Class B-2
                                    certificates, any Unpaid Realized Loss
                                    Amount;

                           (k)      to the holders of the Class B-3
                                    certificates, any Unpaid Interest Amount;

                           (l)      to the holders of the Class B-3
                                    certificates, any Unpaid Realized Loss
                                    Amount;

                           (m)      to the holders of the Class B-4
                                    certificates, any Unpaid Interest Amount;

                           (n)      to the holders of the Class B-4
                                    certificates, any Unpaid Realized Loss
                                    Amount;

                           (o) to the Excess Reserve Fund Account, the amount of any Basis Risk Payment for that Distribution Date;

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   February 2, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Allocation of Net         (p)      (i) from any Class A-2 Interest Rate Cap
Monthly Excess                     Payment on deposit in the Excess Reserve
Cash Flow (cont'd):                Fund Account with respect to that
                                   Distribution Date, an amount equal to any unpaid remaining Basis Risk Carry Forward
                                   Amount with respect to the Class A-2
                                   Certificates for that Distribution Date, allocated (a) first, among the Class A-2A, Class A-2B and Class A-2C certificates, pro rata, based upon their respective Class
                                   Certificate Balances only with respect to those Class A-2 Certificates with an outstanding Basis Risk Carry Forward Amount and (b) second, any remaining amounts to the Class A-2A, Class A-2B and Class A-2C certificates, pro rata, based on any Basis
                                   Risk Carry Forward Amounts remaining unpaid, in order to reimburse such unpaid amounts,
                                   (ii) from any Class M Interest Cap Payment on deposit in the Excess Reserve Fund
                                   Account with respect to that Distribution
                                   Date, an amount equal to any unpaid
                                   remaining Basis Risk Carry Forward Amount with respect to the Class M certificates for that Distribution Date, allocated (a) first, among the Class M-1, Class M-2 and Class M-3 certificates, pro rata, based upon their respective Class Certificate Balances only with respect to those Class M Certificates with an outstanding Basis Risk Carry Forward
                                   Amount and (b) second, any remaining amounts to the Class M-1, Class M-2 and Class M-3 certificates, pro rata, based on any Basis
                                   Risk Carry Forward Amounts remaining unpaid, in order to reimburse such unpaid amounts, and (iii) from any Class B Interest Rate Cap
                                   Payment on deposit in the Excess Reserve
                                   Fund Account with respect to that
                                   Distribution Date, an amount equal to any unpaid remaining Basis Risk Carry Forward
                                   Amount with respect to the Class B
                                   certificates for that Distribution Date, allocated (a) first, among the Class B-1, Class B-2, Class B-3 and Class B-4 certificates, pro rata, based upon their respective Class Certificate Balances only with respect to those Class B Certificates with an outstanding Basis Risk Carry Forward
                                   Amount and (b) second, any remaining amounts to the Class B-1, Class B-2, Class B-3 and
                                   Class B-4 certificates, pro rata, based on any Basis Risk Carry Forward Amounts remaining unpaid, in order to reimburse such unpaid amounts;


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   February 2, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Allocation of Net         (q)      from funds on deposit in the Excess Reserve
Monthly Excess Cash                Fund Account (not including any Interest
Flow (cont'd):                     Rate Cap Payment included in that account)
                                   with respect to that Distribution Date, an amount equal to any unpaid Basis Risk Carry
                                   Forward Amount with respect to the LIBOR
                                   Certificates for that Distribution Date to the LIBOR Certificates in the same order and priority in which Accrued Certificate
                                   Interest is allocated among those classes of certificates except that the Class A
                                   Certificates will be paid pro rata based on any unpaid Basis Risk Carry Forward Amount;

                          (r) to the Class X certificates, those amounts as described in the pooling and servicing agreement; and

                          (s) to the holders of the Class R certificates, any remaining amount.

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Interest Remittance        With respect to any Distribution Date and the
Amount:                    mortgage loans in a loan group, that portion of
                           available funds attributable to interest relating to
                           mortgage loans in that mortgage loan group.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   February 2, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------

Accrued Certificate        For each class of LIBOR Certificates on any
Interest:                  Distribution Date, the amount of interest accrued
                           during the related Interest Accrual Period on the
                           related Class Certificate Balance immediately prior
                           to such Distribution Date at the related Pass-Through
                           Rate, as reduced by that class's share of net
                           prepayment interest shortfalls and any shortfalls
                           resulting from the application of the Servicemembers
                           Civil Relief Act or any similar state statute.
--------------------------------------------------------------------------------
Principal Distribution     For each Distribution Date will equal the sum of (i)
Amount:                    the Basic Principal Distribution Amount for that
                           Distribution Date and (ii) the Extra Principal
                           Distribution Amount for that Distribution Date.

--------------------------------------------------------------------------------
Basic Principal            With respect to any Distribution Date, the excess of
Distribution Amount:       (i) the aggregate Principal Remittance Amount for
                           that Distribution Date over (ii) the Excess
                           Subordinated Amount, if any, for that Distribution
                           Date.

--------------------------------------------------------------------------------
Net Monthly Excess Cash    Available Funds remaining after the amount necessary
Flow:                      to make all payments of interest and principal to the
                           LIBOR certificates.

--------------------------------------------------------------------------------
Extra Principal            As of any Distribution Date, the lesser of (x) the
Distribution Amount:       related Total Monthly Excess Spread for that
                           Distribution Date and (y) the related Subordination
                           Deficiency, if any, for that Distribution Date.

--------------------------------------------------------------------------------
Total Monthly Excess       As to any Distribution Date equals the excess, if
Spread:                    any, of (x) the interest on the mortgage loans
                           received by the Servicer on or prior to the related
                           Determination Date or advanced by the Servicer for the related Servicer Remittance Date, net of the servicing fee, trustee fee and the Loan Performance
                           Advisor fee, over (y) the amount paid as interest to the LIBOR Certificates at their respective
                           Pass-Through Rates.

--------------------------------------------------------------------------------
Subordinated Amount:       With respect to any Distribution Date, the excess, if
                           any, of (a) the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date (after taking into account the distribution of principal to the mortgage loans for such Distribution Date) over
                           (b) the aggregate Class Certificate Balance of the LIBOR Certificates as of that date (after taking into account the distribution of the Principal Remittance
                           Amount on those certificates on that Distribution
                           Date).


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   February 2, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Specified Subordinated     Prior to the Stepdown Date, an amount equal to 2.50%
Amount:                    of the aggregate Stated Principal Balance of the
                           mortgage loans as of the Cut-off Date. On and after the Stepdown Date, an amount equal to 5.00% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date, subject to a minimum amount equal to 0.50% of the aggregate Stated
                           Principal Balance of the mortgage loans as of the Cut-off Date; provided, however, that if, on any Distribution Date, a Trigger Event exists, the
                           Specified Subordinated Amount will not be reduced to the applicable percentage of the then Stated
                           Principal Balance of the mortgage loans but instead remain the same as the prior period's Specified
                           Subordinated Amount until the Distribution Date on which a Trigger Event no longer exists. When the Class Certificate Balance of each class of LIBOR
                           Certificates has been reduced to zero, the Specified
                           Subordinated Amount will thereafter equal zero.

--------------------------------------------------------------------------------
Excess Subordinated        With respect to any Distribution Date, the excess, if
Amount:                    any, of (a) the Subordinated Amount on that
                           Distribution Date over (b) the Specified Subordinated
                           Amount.

--------------------------------------------------------------------------------
Subordination Deficiency:  With respect to any Distribution Date, the excess, if any, of (a) the Specified Subordinated Amount for that Distribution Date over (b) the Subordinated Amount for that Distribution Date.

--------------------------------------------------------------------------------
Principal Remittance       With respect to any Distribution Date, to the extent
Amount:                    of funds available as described in the prospectus
                           supplement, the amount equal to the sum of the following amounts (without duplication) with respect to the related Due Period: (i) each scheduled payment of principal on a mortgage loan due during the related Due Period and received by the Servicer on or prior to the related Determination Date or advanced by the Servicer for the related Servicer Remittance
                           Date; (ii) all full and partial principal prepayments on mortgage loans received during the related
                           Prepayment Period; (iii) all net liquidation proceeds, condemnation proceeds, insurance proceeds and subsequent recoveries received on the mortgage loans and allocable to principal; (iv) the portion of the purchase price allocable to principal with respect to each deleted mortgage loan that was repurchased during the period from the prior
                           Distribution Date through the business day prior to the current Distribution Date; (v) the Substitution
                           Adjustment Amounts received in connection with the substitution of any mortgage loan as of that Distribution Date; and (vi) the allocable portion of the proceeds received with respect to the Optional
                           Clean-up Call (to the extent they relate to principal).

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   February 2, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Class A Principal          For any Distribution Date is the percentage
Allocation Percentage:     equivalent of a fraction, determined as follows:

                           (1) with respect to the Class A-1 Certificates, a fraction, the numerator of which is the portion of the Principal Remittance Amount for that Distribution Date that is attributable to the principal received or advanced on the Group I Mortgage Loans and the denominator of which is the Principal Remittance Amount for that Distribution Date; and

                           (2) with respect to the Class A-2 Certificates, a fraction, the numerator of which is the portion of the Principal Remittance Amount for that Distribution Date that is attributable to the principal received or advanced on the Group II Mortgage Loans and the denominator of which is the Principal Remittance Amount for that Distribution Date.

--------------------------------------------------------------------------------
Class A Principal          For any Distribution Date is the excess of (a) the
Distribution Amount:       aggregate Class Certificate Balance of the Class A
                           Certificate Group immediately prior to that Distribution Date over (b) the lesser of (x) approximately 61.30% of the aggregate Stated
                           Principal Balance of the mortgage loans for that Distribution Date and (y) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $6,174,407.

--------------------------------------------------------------------------------
Class M-1 Principal        With respect to any Distribution Date is the excess
Distribution Amount:       of (i) the sum of (a) the aggregate Class Certificate
                           Balance of the Class A Certificate Group (after taking into account distribution of the Class A
                           Principal Distribution Amount on that Distribution
                           Date) and (b) the Class Certificate Balance of the
                           Class M-1 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 75.00% of the aggregate Stated
                           Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $6,174,407.

--------------------------------------------------------------------------------

Class M-2 Principal        With respect to any Distribution Date is the excess
Distribution Amount:       of (i) the sum of (a) the aggregate Class Certificate
                           Balance of the Class A Certificate Group (after taking into account distribution of the Class A
                           Principal Distribution Amount on that Distribution
                           Date), (b) the Class Certificate Balance of the Class
                           M-1 certificates (after taking into account distribution of the Class M-1 Principal Distribution
                           Amount on that Distribution Date) and (c) the Class
                           Certificate Balance of the Class M-2 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 84.60% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $6,174,407.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   February 2, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------


Class M-3 Principal        With respect to any Distribution Date is the excess
Distribution Amount:       of (i) the sum of (a) the aggregate Class Certificate
                           Balance of the Class A Certificate Group (after taking into account distribution of the Class A
                           Principal Distribution Amount on that Distribution
                           Date), (b) the Class Certificate Balance of the Class
                           M-1 certificates (after taking into account distribution of the Class M-1 Principal Distribution
                           Amount on that Distribution Date), (c) the Class
                           Certificate Balance of the Class M-2 certificates
                           (after taking into account distribution of the Class
                           M-2 Principal Distribution Amount on that
                           Distribution Date) and (d) the Class Certificate
                           Balance of the Class M-3 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 87.40% of the aggregate Stated
                           Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $6,174,407.

--------------------------------------------------------------------------------

Class B-1 Principal        With respect to any Distribution Date is the excess
Distribution Amount:       of (i) the sum of (a) the aggregate Class Certificate
                           Balance of the Class A Certificate Group (after taking into account distribution of the Class A
                           Principal Distribution Amount on that Distribution
                           Date), (b) the Class Certificate Balance of the Class
                           M-1 certificates (after taking into account distribution of the Class M-1 Principal Distribution
                           Amount on that Distribution Date), (c) the Class
                           Certificate Balance of the Class M-2 certificates
                           (after taking into account distribution of the Class
                           M-2 Principal Distribution Amount on that
                           Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account distribution of the Class M-3 Principal
                           Distribution Amount on that Distribution Date), and
                           (e) the Class Certificate Balance of the Class B-1 certificates immediately prior to that Distribution
                           Date over (ii) the lesser of (a) approximately 89.90% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal
                           Balance of the mortgage loans for that Distribution
                           Date over $6,174,407.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   February 2, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Class B-2 Principal        With respect to any Distribution Date is the excess
Distribution Amount:       of (i) the sum of (a) the aggregate Class Certificate
                           Balance of the Class A Certificate Group (after taking into account distribution of the Class A
                           Principal Distribution Amount on that Distribution
                           Date), (b) the Class Certificate Balance of the Class
                           M-1 certificates (after taking into account distribution of the Class M-1 Principal Distribution
                           Amount on that Distribution Date), (c) the Class
                           Certificate Balance of the Class M-2 certificates
                           (after taking into account distribution of the Class
                           M-2 Principal Distribution Amount on that
                           Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account distribution of the Class M-3 Principal
                           Distribution Amount on that Distribution Date), (e) the Class Certificate Balance of the Class B-1 certificates (after taking into account distribution of the Class B-1 Principal Distribution Amount on that Distribution Date) and (f) the Class Certificate
                           Balance of the Class B-2 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 91.90% of the aggregate Stated
                           Principal Balance of the mortgage loans on that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans on that Distribution Date over $6,174,407.

--------------------------------------------------------------------------------

Class B-3 Principal        With respect to any Distribution Date is the excess
Distribution Amount:       of (i) the sum of (a) the aggregate Class Certificate
                           Balance of the Class A Certificate Group (after taking into account distribution of the Class A
                           Principal Distribution Amount on that Distribution
                           Date), (b) the Class Certificate Balance of the Class
                           M-1 certificates (after taking into account distribution of the Class M-1 Principal Distribution
                           Amount on that Distribution Date), (c) the Class
                           Certificate Balance of the Class M-2 certificates
                           (after taking into account distribution of the Class
                           M-2 Principal Distribution Amount on that
                           Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account distribution of the Class M-3 Principal
                           Distribution Amount on that Distribution Date), (e) the Class Certificate Balance of the Class B-1 certificates (after taking into account distribution of the Class B-1 Principal Distribution Amount on that Distribution Date), (f) the Class Certificate
                           Balance of the Class B-2 certificates (after taking into account distribution of the Class B-2 Principal
                           Distribution Amount on that Distribution Date), and
                           (g) the Class Certificate Balance of the Class B-3 certificates immediately prior to that Distribution
                           Date over (ii) the lesser of (a) approximately 93.00% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal
                           Balance of the mortgage loans for that Distribution
                           Date over $6,174,407.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   February 2, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------


Class B-4 Principal        With respect to any Distribution Date is the excess
Distribution Amount:       of (i) the sum of (a) the aggregate Class Certificate
                           Balance of the Class A Certificate Group (after taking into account distribution of the Class A
                           Principal Distribution Amount on that Distribution
                           Date), (b) the Class Certificate Balance of the Class
                           M-1 certificates (after taking into account distribution of the Class M-1 Principal Distribution
                           Amount on that Distribution Date), (c) the Class
                           Certificate Balance of the Class M-2 certificates
                           (after taking into account distribution of the Class
                           M-2 Principal Distribution Amount on that
                           Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account distribution of the Class M-3 Principal
                           Distribution Amount on that Distribution Date), (e) the Class Certificate Balance of the Class B-1 certificates (after taking into account distribution of the Class B-1 Principal Distribution Amount on that Distribution Date), (f) the Class Certificate
                           Balance of the Class B-2 certificates (after taking into account distribution of the Class B-2 Principal
                           Distribution Amount on that Distribution Date), (g) the Class Certificate Balance of the Class B-3 certificates (after taking into account distribution of the Class B-3 Principal Distribution Amount on that Distribution Date), and (h) the Class
                           Certificate Balance of the Class B-4 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 95.00% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $6,174,407.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   February 2, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------


                              Weighted Average Life Sensitivity
To CALL

------------------------------------------------------------------------------------------------------------------------------------
PPC (%)                                                  50            75           100          125           150          175
------------------------------------------------------------------------------------------------------------------------------------
A-2A                      WAL (yrs)                     2.05          1.35          1.00         0.79          0.64         0.54
                          First Payment Date         3/ 25/2005    3/25/2005     3/25/2005    3/25/2005     3/25/2005    3/ 25/2005
                          Expected Final Maturity    7/ 25/2009    1/25/2008     4/25/2007    10/25/2006    6/25/2006    3/ 25/2006
                          Window                       1 - 53        1 - 35        1 - 26       1 - 20        1 - 16       1 - 13
------------------------------------------------------------------------------------------------------------------------------------
A-2B                      WAL (yrs)                     6.32          4.21          3.00         2.17          1.75         1.45
                          First Payment Date         7/ 25/2009    1/25/2008     4/25/2007    10/25/2006    6/25/2006    3/ 25/2006
                          Expected Final Maturity    2/ 25/2014    3/25/2011     8/25/2009    11/25/2007    5/25/2007    12/25/2006
                          Window                      53 - 108      35 - 73       26 - 54      20 - 33       16 - 27      13 - 22
------------------------------------------------------------------------------------------------------------------------------------
A-2C                      WAL (yrs)                     13.00          8.94          6.62         4.96          3.37         2.33
                          First Payment Date         2/ 25/2014    3/25/2011     8/25/2009    11/25/2007    5/25/2007    12/25/2006
                          Expected Final Maturity    6/ 25/2020    10/25/2015    1/25/2013    4/25/2011     2/25/2010    1/ 25/2008
                          Window                     108 - 184      73 - 128      54 - 95      33 - 74       27 - 60      22 - 35
------------------------------------------------------------------------------------------------------------------------------------
M-1                       WAL (yrs)                     10.30          7.03          5.30         4.58          4.58         4.06
                          First Payment Date         3/ 25/2010    6/25/2008     5/25/2008    9/25/2008     1/25/2009    1/ 25/2008
                          Expected Final Maturity    6/ 25/2020    10/25/2015    1/25/2013    4/25/2011     2/25/2010    3/ 25/2009
                          Window                      61 - 184      40 - 128      39 - 95      43 - 74       47 - 60      35 - 49
------------------------------------------------------------------------------------------------------------------------------------
M-2                       WAL (yrs)                    10.30          7.03          5.27         4.40          4.05         3.92
                          First Payment Date         3/ 25/2010    6/25/2008     4/25/2008    6/25/2008     8/25/2008    9/ 25/2008
                          Expected Final Maturity    6/ 25/2020    10/25/2015    1/25/2013    4/25/2011     2/25/2010    3/ 25/2009
                          Window                      61 - 184      40 - 128      38 - 95      40 - 74       42 - 60      43 - 49
------------------------------------------------------------------------------------------------------------------------------------
M-3                       WAL (yrs)                    10.30          7.03          5.26         4.34          3.89         3.63
                          First Payment Date         3/ 25/2010    6/25/2008     4/25/2008    5/25/2008     7/25/2008    7/ 25/2008
                          Expected Final Maturity    6/ 25/2020    10/25/2015    1/25/2013    4/25/2011     2/25/2010    3/ 25/2009
                          Window                      61 - 184      40 - 128      38 - 95      39 - 74       41 - 60      41 - 49
------------------------------------------------------------------------------------------------------------------------------------
B-1                       WAL (yrs)                    10.30          7.03          5.25         4.32          3.84         3.55
                          First Payment Date         3/ 25/2010    6/25/2008     3/25/2008    4/25/2008     6/25/2008    6/ 25/2008
                          Expected Final Maturity    6/ 25/2020    10/25/2015    1/25/2013    4/25/2011     2/25/2010    3/ 25/2009
                          Window                      61 - 184      40 - 128      37 - 95      38 - 74       40 - 60      40 - 49
------------------------------------------------------------------------------------------------------------------------------------
B-2                       WAL (yrs)                    10.30          7.03          5.25         4.29          3.80         3.48
                          First Payment Date         3/ 25/2010    6/25/2008     3/25/2008    4/25/2008     5/25/2008    5/ 25/2008
                          Expected Final Maturity    6/ 25/2020    10/25/2015    1/25/2013    4/25/2011     2/25/2010    3/ 25/2009
                          Window                      61 - 184      40 - 128      37 - 95      38 - 74       39 - 60      39 - 49
------------------------------------------------------------------------------------------------------------------------------------
B-3                       WAL (yrs)                    10.30          7.03          5.25         4.29          3.79         3.43
                          First Payment Date         3/ 25/2010    6/25/2008     3/25/2008    4/25/2008     5/25/2008    4/ 25/2008
                          Expected Final Maturity    6/ 25/2020    10/25/2015    1/25/2013    4/25/2011     2/25/2010    3/ 25/2009
                          Window                      61 - 184      40 - 128      37 - 95      38 - 74       39 - 60      38 - 49
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

BARCLAYS

Weighted Average Life Sensitivity
To MATURITY

------------------------------------------------------------------------------------------------------------------------------------
PPC (%)                                                  50            75           100          125           150          175
------------------------------------------------------------------------------------------------------------------------------------
A-2A                      WAL (yrs)                     2.05          1.35          1.00         0.79          0.64         0.54
                          First Payment Date         3/ 25/2005    3/25/2005     3/25/2005    3/25/2005     3/25/2005    3/ 25/2005
                          Expected Final Maturity    7/ 25/2009    1/25/2008     4/25/2007    10/25/2006    6/25/2006    3/ 25/2006
                          Window                       1 - 53        1 - 35        1 - 26       1 - 20        1 - 16       1 - 13
------------------------------------------------------------------------------------------------------------------------------------
A-2B                      WAL (yrs)                     6.32          4.21          3.00         2.17          1.75         1.45
                          First Payment Date         7/ 25/2009    1/25/2008     4/25/2007    10/25/2006    6/25/2006    3/ 25/2006
                          Expected Final Maturity    2/ 25/2014    3/25/2011     8/25/2009    11/25/2007    5/25/2007    12/25/2006
                          Window                      53 - 108      35 - 73       26 - 54      20 - 33       16 - 27      13 - 22
------------------------------------------------------------------------------------------------------------------------------------
A-2C                      WAL (yrs)                    14.71         10.33          7.70         5.82          4.06         2.33
                          First Payment Date         2/ 25/2014    3/25/2011     8/25/2009    11/25/2007    5/25/2007    12/25/2006
                          Expected Final Maturity    6/ 25/2032    6/25/2027     7/25/2022    11/25/2018    4/25/2016    1/ 25/2008
                          Window                     108 - 328      73 - 268      54 - 209     33 - 165      27 - 134     22 - 35
------------------------------------------------------------------------------------------------------------------------------------
M-1                       WAL (yrs)                    11.17          7.73          5.84         5.01          4.94         5.77
                          First Payment Date         3/ 25/2010    6/25/2008     5/25/2008    9/25/2008     1/25/2009    1/ 25/2008
                          Expected Final Maturity    1/ 25/2030    2/25/2024     8/25/2019    7/25/2016     5/25/2014    5/ 25/2014
                          Window                      61 - 299      40 - 228      39 - 174     43 - 137      47 - 111     35 - 111
------------------------------------------------------------------------------------------------------------------------------------
M-2                       WAL (yrs)                    11.10          7.65          5.75         4.78          4.35         4.20
                          First Payment Date         3/ 25/2010    6/25/2008     4/25/2008    6/25/2008     8/25/2008    9/ 25/2008
                          Expected Final Maturity    6/ 25/2028    6/25/2022     3/25/2018    6/25/2015     6/25/2013    12/25/2011
                          Window                      61 - 280      40 - 208      38 - 157     40 - 124      42 - 100     43 - 82
------------------------------------------------------------------------------------------------------------------------------------
M-3                       WAL (yrs)                    11.00          7.57          5.68         4.67          4.16         3.86
                          First Payment Date         3/ 25/2010    6/25/2008     4/25/2008    5/25/2008     7/25/2008    7/ 25/2008
                          Expected Final Maturity    6/ 25/2026    7/25/2020     9/25/2016    3/25/2014     6/25/2012    2/ 25/2011
                          Window                      61 - 256      40 - 185      38 - 139     39 - 109      41 - 88      41 - 72
------------------------------------------------------------------------------------------------------------------------------------
B-1                       WAL (yrs)                    10.92          7.50          5.61         4.61          4.07         3.74
                          First Payment Date         3/ 25/2010    6/25/2008     3/25/2008    4/25/2008     6/25/2008    6/ 25/2008
                          Expected Final Maturity    6/ 25/2025    9/25/2019     1/25/2016    9/25/2013     1/25/2012    10/25/2010
                          Window                      61 - 244      40 - 175      37 - 131     38 - 103      40 - 83      40 - 68
------------------------------------------------------------------------------------------------------------------------------------
B-2                       WAL (yrs)                    10.81          7.41          5.54         4.53          3.98         3.64
                          First Payment Date         3/ 25/2010    6/25/2008     3/25/2008    4/25/2008     5/25/2008    5/ 25/2008
                          Expected Final Maturity    5/ 25/2024    10/25/2018    4/25/2015    2/25/2013     7/25/2011    6/ 25/2010
                          Window                      61 - 231      40 - 164      37 - 122     38 - 96       39 - 77      39 - 64
------------------------------------------------------------------------------------------------------------------------------------
B-3                       WAL (yrs)                    10.69          7.31          5.46         4.47          3.93         3.55
                          First Payment Date         3/ 25/2010    6/25/2008     3/25/2008    4/25/2008     5/25/2008    4/ 25/2008
                          Expected Final Maturity    3/ 25/2023    10/25/2017    8/25/2014    7/25/2012     2/25/2011    1/ 25/2010
                          Window                      61 - 217      40 - 152      37 - 114     38 - 89       39 - 72      38 - 59
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

BARCLAYS

CPR Sensitivity
To CALL

--------------------------------------------------------------------------------
CPR (%)                                        20           25           30
--------------------------------------------------------------------------------
A-2A            WAL (yrs)                     1.23         0.97         0.79
                First Payment Date         3/25/2005    3/25/2005    3/25/2005
                Expected Final Maturity    10/25/2007   3/25/2007    10/25/2006
                Window                       1 - 32       1 - 25       1 - 20
--------------------------------------------------------------------------------
A-2B            WAL (yrs)                     3.87         2.93         2.23
                First Payment Date         10/25/2007   3/25/2007    10/25/2006
                Expected Final Maturity    9/25/2010    7/25/2009    12/25/2007
                Window                      32 - 67      25 - 53      20 - 34
--------------------------------------------------------------------------------
A-2C            WAL (yrs)                    8.26         6.54         5.18
                First Payment Date         9/25/2010    7/25/2009    12/25/2007
                Expected Final Maturity    12/25/2014   12/25/2012   6/25/2011
                Window                      67 - 118     53 - 94      34 - 76
--------------------------------------------------------------------------------
M-1             WAL (yrs)                    6.49         5.25         4.63
                First Payment Date         3/25/2008    5/25/2008    8/25/2008
                Expected Final Maturity    12/25/2014   12/25/2012   6/25/2011
                Window                      37 - 118     39 - 94      42 - 76
--------------------------------------------------------------------------------
M-2             WAL (yrs)                     6.49         5.21         4.48
                First Payment Date         3/25/2008    4/25/2008    6/25/2008
                Expected Final Maturity    12/25/2014   12/25/2012   6/25/2011
                Window                      37 - 118     38 - 94      40 - 76
--------------------------------------------------------------------------------
M-3             WAL (yrs)                     6.49         5.20         4.42
                First Payment Date         3/25/2008    4/25/2008    5/25/2008
                Expected Final Maturity    12/25/2014   12/25/2012   6/25/2011
                Window                      37 - 118     38 - 94      39 - 76
--------------------------------------------------------------------------------
B-1             WAL (yrs)                     6.49         5.19         4.41
                First Payment Date         3/25/2008    3/25/2008    4/25/2008
                Expected Final Maturity    12/25/2014   12/25/2012   6/25/2011
                Window                      37 - 118     37 - 94      38 - 76
--------------------------------------------------------------------------------
B-2             WAL (yrs)                     6.49         5.18         4.39
                First Payment Date         3/25/2008    3/25/2008    4/25/2008
                Expected Final Maturity    12/25/2014   12/25/2012   6/25/2011
                Window                      37 - 118     37 - 94      38 - 76
--------------------------------------------------------------------------------
B-3             WAL (yrs)                     6.49         5.18         4.39
                First Payment Date         3/25/2008    3/25/2008    4/25/2008
                Expected Final Maturity    12/25/2014   12/25/2012   6/25/2011
                Window                      37 - 118     37 - 94      38 - 76
--------------------------------------------------------------------------------


CPR Sensitivity
To MATURITY
--------------------------------------------------------------------------------
CPR (%)                                        20           25           30
--------------------------------------------------------------------------------
A-2A            WAL (yrs)                     1.23         0.97         0.79
                First Payment Date         3/25/2005    3/25/2005    3/25/2005
                Expected Final Maturity    10/25/2007   3/25/2007    10/25/2006
                Window                       1 - 32       1 - 25       1 - 20
--------------------------------------------------------------------------------
A-2B            WAL (yrs)                     3.87         2.93         2.23
                First Payment Date         10/25/2007   3/25/2007    10/25/2006
                Expected Final Maturity    9/25/2010    7/25/2009    12/25/2007
                Window                      32 - 67      25 - 53      20 - 34
--------------------------------------------------------------------------------
A-2C            WAL (yrs)                     9.60         7.61         6.08
                First Payment Date         9/25/2010    7/25/2009    12/25/2007
                Expected Final Maturity    3/25/2026    5/25/2022    5/25/2019
                Window                      67 - 253     53 - 207     34 - 171
--------------------------------------------------------------------------------
M-1             WAL (yrs)                     7.16         5.78         5.09
                First Payment Date         3/25/2008    5/25/2008    8/25/2008
                Expected Final Maturity    12/25/2022   6/25/2019    11/25/2016
                Window                      37 - 214     39 - 172     42 - 141
--------------------------------------------------------------------------------
M-2             WAL (yrs)                     7.09         5.69         4.88
                First Payment Date         3/25/2008    4/25/2008    6/25/2008
                Expected Final Maturity    4/25/2021    2/25/2018    10/25/2015
                Window                      37 - 194     38 - 156     40 - 128
--------------------------------------------------------------------------------
M-3             WAL (yrs)                     7.00         5.61         4.77
                First Payment Date         3/25/2008    4/25/2008    5/25/2008
                Expected Final Maturity    6/25/2019    7/25/2016    6/25/2014
                Window                      37 - 172     38 - 137     39 - 112
--------------------------------------------------------------------------------
B-1             WAL (yrs)                     6.94         5.55         4.71
                First Payment Date         3/25/2008    3/25/2008    4/25/2008
                Expecte d Final Maturity   9/25/2018    12/25/2015   12/25/2013
                Window                      37 - 163     37 - 130     38 - 106
--------------------------------------------------------------------------------
B-2             WAL (yrs)                     6.85         5.47         4.63
                First Payment Date         3/25/2008    3/25/2008    4/25/2008
                Expected Final Maturity    10/25/2017   3/25/2015    5/25/2013
                Window                      37 - 152     37 - 121     38 - 99
--------------------------------------------------------------------------------
B-3             WAL (yrs)                     6.76         5.39         4.57
                First Payment Date         3/25/2008    3/25/2008    4/25/2008
                Expected Final Maturity    12/25/2016   6/25/2014    10/25/2012
                Window                      37 - 142     37 - 112     38 - 92
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

BARCLAYS

Breakeven CDR Analysis
----------------------

--------------------------------------------------------------------------
Assumptions:
------------
PPC: 100%
Triggers in effect (i.e., Triggers Failing)
Sequential Trigger is never in effect
Forward LIBOR
Lag to Recovery: 12
Months
Loss Severity: 50%
Breakeven CDR produces the 1st dollar of writedown
To Maturity
--------------------------------------------------------------------------

--------------------------------------------------------------------------
          Class                      CDR             Cumulative Loss (1)
          -----                      ---             -------------------
           M-1                     14.251%                 17.51%
           M-2                     9.771%                  13.24%
           M-3                     8.596%                  11.97%
           B-1                     7.562%                  10.80%
           B-2                     6.756%                   9.84%
           B-3                     6.291%                   9.27%
--------------------------------------------------------------------------

(1) As a percentage of the mortgage loan balance as of the Cut-off Date.
--------------------------------------------------------------------------











Schedule of Available Funds and Supplement Interest Rate Cap Rates (Cash
Cap)(1)(2)


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

BARCLAYS

Distribution   A-2A Cap (%)  A-2B Cap (%)  A-2C Cap (%)  M-1 Cap (%)  M-2 Cap (%)  M-3 Cap (%)  B-1 Cap (%)  B-2 Cap (%) B-3 Cap (%)
Date            Actual/360    Actual/360    Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360
------------------------------------------------------------------------------------------------------------------------------------
    March 2005       10.00         10.00         10.00         9.50         9.50         9.50         9.50         9.50         9.50
    April 2005       10.00         10.00         10.00         9.50         9.50         9.50         9.50         9.50         9.50
      May 2005       10.00         10.00         10.00         9.50         9.50         9.50         9.50         9.50         9.50
     June 2005       10.00         10.00         10.00         9.50         9.50         9.50         9.50         9.50         9.50
     July 2005       10.00         10.00         10.00         9.50         9.50         9.50         9.50         9.50         9.50
   August 2005       10.00         10.00         10.00         9.50         9.50         9.50         9.50         9.50         9.50
September 2005       10.00         10.00         10.00         9.50         9.50         9.50         9.50         9.50         9.50
  October 2005       10.00         10.00         10.00         9.50         9.50         9.50         9.50         9.50         9.50
 November 2005       10.00         10.00         10.00         9.50         9.50         9.50         9.50         9.50         9.50
 December 2005       10.00         10.00         10.00         9.50         9.50         9.50         9.50         9.50         9.50
  January 2006       10.00         10.00         10.00         9.50         9.50         9.50         9.50         9.50         9.50
 February 2006       10.00         10.00         10.00         9.50         9.50         9.50         9.50         9.50         9.50
    March 2006       10.00         10.00         10.00         9.50         9.50         9.50         9.50         9.50         9.50
    April 2006       10.00         10.00         10.00         9.50         9.50         9.50         9.50         9.50         9.50
      May 2006       10.00         10.00         10.00         9.50         9.50         9.50         9.50         9.50         9.50
     June 2006       10.00         10.00         10.00         9.50         9.50         9.50         9.50         9.50         9.50
     July 2006       10.00         10.00         10.00         9.50         9.50         9.50         9.50         9.50         9.50
   August 2006       10.00         10.00         10.00         9.50         9.50         9.50         9.50         9.50         9.50
September 2006       10.00         10.00         10.00         9.50         9.50         9.50         9.50         9.50         9.50
  October 2006       10.00         10.00         10.00         9.50         9.50         9.50         9.50         9.50         9.50
 November 2006       10.00         10.00         10.00         9.50         9.50         9.50         9.50         9.50         9.50
 December 2006       10.00         10.00         10.00         9.50         9.50         9.50         9.50         9.50         9.50
  January 2007       10.00         10.00         10.00         9.50         9.50         9.50         9.50         9.50         9.50
 February 2007       10.00         10.00         10.00         9.50         9.50         9.50         9.50         9.50         9.50
    March 2007       10.00         10.00         10.00         9.50         9.50         9.50         9.50         9.50         9.50
    April 2007       10.00         10.00         10.00         9.50         9.50         9.50         9.50         9.50         9.50
      May 2007           -         10.00         10.00         9.50         9.50         9.50         9.50         9.50         9.50
     June 2007           -         10.00         10.00         9.50         9.50         9.50         9.50         9.50         9.50
     July 2007           -         10.00         10.00         9.50         9.50         9.50         9.50         9.50         9.50
   August 2007           -         10.00         10.00         9.50         9.50         9.50         9.50         9.50         9.50
September 2007           -         10.00         10.00         9.50         9.50         9.50         9.50         9.50         9.50
  October 2007           -         10.00         10.00         9.50         9.50         9.50         9.50         9.50         9.50
 November 2007           -         10.40         10.40         9.53         9.53         9.53         9.53         9.53         9.53
 December 2007           -         10.78         10.78         9.85         9.85         9.85         9.85         9.85         9.85
  January 2008           -         10.47         10.47         9.53         9.53         9.53         9.53         9.53         9.53
 February 2008           -         10.52         10.52         9.53         9.53         9.53         9.53         9.53         9.53
    March 2008           -         34.51         34.51        10.19        10.19        10.19        10.19        10.19        10.19
    April 2008           -         12.86         12.86         9.53         9.53         9.53         9.53         9.53         9.53
      May 2008           -         14.05         14.05        10.62        10.62        10.62        10.62        10.62        10.62
     June 2008           -         13.52         13.52        10.28        10.28        10.28        10.28        10.28        10.28
     July 2008           -         13.89         13.89        10.62        10.62        10.62        10.62        10.62        10.62
   August 2008           -         13.36         13.36        10.28        10.28        10.28        10.28        10.28        10.28
September 2008           -         13.36         13.36        10.28        10.28        10.28        10.28        10.28        10.28
  October 2008           -         13.81         13.81        10.62        10.62        10.62        10.62        10.62        10.62
 November 2008           -         13.51         13.51        10.43        10.43        10.43        10.43        10.43        10.43
 December 2008           -         13.96         13.96        10.77        10.77        10.77        10.77        10.77        10.77
  January 2009           -         13.51         13.51        10.42        10.42        10.42        10.42        10.42        10.42
 February 2009           -         13.51         13.51        10.42        10.42        10.42        10.42        10.42        10.42
    March 2009           -         14.95         14.95        11.54        11.54        11.54        11.54        11.54        11.54
    April 2009           -         13.51         13.51        10.43        10.43        10.43        10.43        10.43        10.43
      May 2009           -         14.11         14.11        10.92        10.92        10.92        10.92        10.92        10.92
     June 2009           -         13.65         13.65        10.57        10.57        10.57        10.57        10.57        10.57
     July 2009           -         14.11         14.11        10.92        10.92        10.92        10.92        10.92        10.92
   August 2009           -         13.65         13.65        10.57        10.57        10.57        10.57        10.57        10.57
September 2009           -             -         13.65        10.57        10.57        10.57        10.57        10.57        10.57
  October 2009           -             -         14.11        10.92        10.92        10.92        10.92        10.92        10.92
 November 2009           -             -         13.96        10.85        10.85        10.85        10.85        10.85        10.85
 December 2009           -             -         14.43        11.21        11.21        11.21        11.21        11.21        11.21
  January 2010           -             -         13.96        10.85        10.85        10.85        10.85        10.85        10.85
 February 2010           -             -         13.97        10.85        10.85        10.85        10.85        10.85        10.85
    March 2010           -             -         15.46        12.01        12.01        12.01        12.01        12.01        12.01
    April 2010           -             -         13.97        10.85        10.85        10.85        10.85        10.85        10.85
      May 2010           -             -         14.53        11.30        11.30        11.30        11.30        11.30        11.30
     June 2010           -             -         14.06        10.94        10.94        10.94        10.94        10.94        10.94
     July 2010           -             -         14.53        11.30        11.30        11.30        11.30        11.30        11.30
   August 2010           -             -         14.06        10.94        10.94        10.94        10.94        10.94        10.94
September 2010           -             -         14.06        10.94        10.94        10.94        10.94        10.94        10.94
  October 2010           -             -         14.53        11.30        11.30        11.30        11.30        11.30        11.30

1 Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

BARCLAYS

Schedule of Available Funds and Supplement Interest Rate Cap Rates (Cash Cap)(1)(2)
-----------------------------------------------------------------------------------

Distribution   A-2A Cap (%)  A-2B Cap (%)  A-2C Cap (%)  M-1 Cap (%)  M-2 Cap (%)  M-3 Cap (%)  B-1 Cap (%)  B-2 Cap (%) B-3 Cap (%)
Date            Actual/360    Actual/360    Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360
------------------------------------------------------------------------------------------------------------------------------------
 November 2010           -             -         14.15        11.03        11.03        11.03        11.03        11.03        11.03
 December 2010           -             -         14.62        11.40        11.40        11.40        11.40        11.40        11.40
  January 2011           -             -         14.15        11.03        11.03        11.03        11.03        11.03        11.03
 February 2011           -             -         14.15        11.03        11.03        11.03        11.03        11.03        11.03
    March 2011           -             -         15.67        12.21        12.21        12.21        12.21        12.21        12.21
    April 2011           -             -         14.15        11.03        11.03        11.03        11.03        11.03        11.03
      May 2011           -             -         14.72        11.49        11.49        11.49        11.49        11.49        11.49
     June 2011           -             -         14.25        11.12        11.12        11.12        11.12        11.12        11.12
     July 2011           -             -         14.72        11.49        11.49        11.49        11.49        11.49        11.49
   August 2011           -             -         14.25        11.11        11.11        11.11        11.11        11.11        11.11
September 2011           -             -         14.25        11.11        11.11        11.11        11.11        11.11        11.11
  October 2011           -             -         14.72        11.48        11.48        11.48        11.48        11.48        11.48
 November 2011           -             -         14.25        11.11        11.11        11.11        11.11        11.11        11.11
 December 2011           -             -         14.72        11.48        11.48        11.48        11.48        11.48        11.48
  January 2012           -             -         14.25        11.11        11.11        11.11        11.11        11.11        11.11
 February 2012           -             -         14.25        11.11        11.11        11.11        11.11        11.11        11.11
    March 2012           -             -         15.23        11.88        11.88        11.88        11.88        11.88        11.88
    April 2012           -             -         14.25        11.11        11.11        11.11        11.11        11.11        11.11
      May 2012           -             -         14.72        11.48        11.48        11.48        11.48        11.48        11.48
     June 2012           -             -         14.25        11.11        11.11        11.11        11.11        11.11        11.11
     July 2012           -             -         14.72        11.48        11.48        11.48        11.48        11.48        11.48
   August 2012           -             -         14.25        11.11        11.11        11.11        11.11        11.11        11.11
September 2012           -             -         14.25        11.11        11.11        11.11        11.11        11.11        11.11
  October 2012           -             -         14.73        11.48        11.48        11.48        11.48        11.48        11.48
 November 2012           -             -         14.25        11.11        11.11        11.11        11.11        11.11        11.11
 December 2012           -             -         14.73        11.48        11.48        11.48        11.48        11.48        11.48
  January 2013           -             -         14.25        11.11        11.11        11.11        11.11        11.11        11.11
 February 2013           -             -         12.89        11.11        11.11        11.11        11.11        11.11        11.11
    March 2013           -             -         13.24        12.30        12.30        12.30        12.30        12.30        12.30
    April 2013           -             -         11.99        11.11        11.11        11.11        11.11        11.11        11.11
      May 2013           -             -         12.41        11.48        11.48        11.48        11.48        11.48        11.48
     June 2013           -             -         12.03        11.10        11.10        11.10        11.10        11.10        11.10
     July 2013           -             -         12.46        11.47        11.47        11.47        11.47        11.47        11.47
   August 2013           -             -         12.08        11.10        11.10        11.10        11.10        11.10        11.10
September 2013           -             -         12.11        11.10        11.10        11.10        11.10        11.10        11.10
  October 2013           -             -         12.54        11.47        11.47        11.47        11.47        11.47        11.47
 November 2013           -             -         12.16        11.10        11.10        11.10        11.10        11.10        11.10
 December 2013           -             -         12.59        11.47        11.47        11.47        11.47        11.47        11.47
  January 2014           -             -         12.22        11.10        11.10        11.10        11.10        11.10        11.10
 February 2014           -             -         12.24        11.10        11.10        11.10        11.10        11.10        11.10
    March 2014           -             -         13.59        12.29        12.29        12.29        12.29        12.29        12.29
    April 2014           -             -         12.31        11.10        11.10        11.10        11.10        11.10        11.10
      May 2014           -             -         12.75        11.47        11.47        11.47        11.47        11.47        11.47
     June 2014           -             -         12.37        11.10        11.10        11.10        11.10        11.10        11.10
     July 2014           -             -         12.82        11.47        11.47        11.47        11.47        11.47        11.47
   August 2014           -             -         12.44        11.10        11.10        11.10        11.10        11.10        11.10
September 2014           -             -         12.47        11.10        11.10        11.10        11.10        11.10        11.10
  October 2014           -             -         12.92        11.47        11.47        11.47        11.47        11.47            -
 November 2014           -             -         12.54        11.10        11.10        11.10        11.10        11.10            -
 December 2014           -             -         13.00        11.47        11.47        11.47        11.47        11.47            -
  January 2015           -             -         12.62        11.10        11.10        11.10        11.10        11.10            -
 February 2015           -             -         12.66        11.10        11.10        11.10        11.10        11.10            -
    March 2015           -             -         14.06        12.29        12.29        12.29        12.29        12.29            -
    April 2015           -             -         12.74        11.10        11.10        11.10        11.10        11.10            -
      May 2015           -             -         13.21        11.47        11.47        11.47        11.47        11.47            -
     June 2015           -             -         12.83        11.10        11.10        11.10        11.10        11.10            -
     July 2015           -             -         13.30        11.47        11.47        11.47        11.47            -            -
   August 2015           -             -         12.92        11.10        11.10        11.10        11.10            -            -
September 2015           -             -         12.97        11.10        11.10        11.10        11.10            -            -
  October 2015           -             -         13.45        11.47        11.47        11.47        11.47            -            -
 November 2015           -             -         13.06        11.10        11.10        11.10        11.10            -            -
 December 2015           -             -         13.55        11.47        11.47        11.47        11.47            -            -
  January 2016           -             -         13.17        11.10        11.10        11.10        11.10            -            -
 February 2016           -             -         13.22        11.09        11.09        11.09        11.09            -            -
    March 2016           -             -         14.19        11.86        11.86        11.86        11.86            -            -
    April 2016           -             -         13.33        11.09        11.09        11.09            -            -            -
      May 2016           -             -         13.84        11.46        11.46        11.46            -            -            -
     June 2016           -             -         13.45        11.09        11.09        11.09            -            -            -

1 Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.


Schedule of Available Funds and Supplement Interest Rate Cap Rates (Cash
------------------------------------------------------------------------
Cap)(1)(2)
---------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

BARCLAYS

Distribution   A-2A Cap (%)  A-2B Cap (%)  A-2C Cap (%)  M-1 Cap (%)  M-2 Cap (%)  M-3 Cap (%)  B-1 Cap (%)  B-2 Cap (%) B-3 Cap (%)
Date            Actual/360    Actual/360    Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360
------------------------------------------------------------------------------------------------------------------------------------
     July 2016           -             -         13.96        11.46        11.46        11.46            -            -            -
   August 2016           -             -         13.57        11.09        11.09        11.09            -            -            -
September 2016           -             -         13.64        11.09        11.09        11.09            -            -            -
  October 2016           -             -         14.16        11.46        11.46        11.46            -            -            -
 November 2016           -             -         13.77        11.09        11.09        11.09            -            -            -
 December 2016           -             -         14.30        11.46        11.46            -            -            -            -
  January 2017           -             -         13.91        11.09        11.09            -            -            -            -
 February 2017           -             -         13.99        11.09        11.09            -            -            -            -
    March 2017           -             -         15.57        12.28        12.28            -            -            -            -
    April 2017           -             -         14.14        11.09        11.09            -            -            -            -
      May 2017           -             -         14.69        11.46        11.46            -            -            -            -
     June 2017           -             -         14.30        11.09        11.09            -            -            -            -
     July 2017           -             -         14.86        11.46        11.46            -            -            -            -
   August 2017           -             -         14.47        11.09        11.09            -            -            -            -
September 2017           -             -         14.56        11.09        11.09            -            -            -            -
  October 2017           -             -         15.14        11.46        11.46            -            -            -            -
 November 2017           -             -         14.74        11.09        11.09            -            -            -            -
 December 2017           -             -         15.33        11.46        11.46            -            -            -            -
  January 2018           -             -         14.93        11.09        11.09            -            -            -            -
 February 2018           -             -         15.03        11.09        11.09            -            -            -            -
    March 2018           -             -         16.76        12.28        12.28            -            -            -            -
    April 2018           -             -         15.24        11.09        11.09            -            -            -            -
      May 2018           -             -         15.86        11.46        11.46            -            -            -            -
     June 2018           -             -         15.46        11.09        11.09            -            -            -            -
     July 2018           -             -         16.10        11.46            -            -            -            -            -
   August 2018           -             -         15.70        11.09            -            -            -            -            -
September 2018           -             -         15.82        11.09            -            -            -            -            -
  October 2018           -             -         16.47        11.46            -            -            -            -            -
 November 2018           -             -         16.07        11.09            -            -            -            -            -
 December 2018           -             -         16.74        11.46            -            -            -            -            -
  January 2019           -             -         16.33        11.09            -            -            -            -            -
 February 2019           -             -         16.47        11.09            -            -            -            -            -
    March 2019           -             -         18.39        12.28            -            -            -            -            -
    April 2019           -             -         16.76        11.09            -            -            -            -            -
      May 2019           -             -         17.47        11.46            -            -            -            -            -
     June 2019           -             -         17.06        11.09            -            -            -            -            -
     July 2019           -             -         17.79        11.46            -            -            -            -            -
   August 2019           -             -         17.38        11.09            -            -            -            -            -
September 2019           -             -         17.55        11.09            -            -            -            -            -
  October 2019           -             -         18.31        11.46            -            -            -            -            -
 November 2019           -             -         17.89        11.09            -            -            -            -            -
 December 2019           -             -         18.70            -            -            -            -            -            -
  January 2020           -             -         18.40            -            -            -            -            -            -
 February 2020           -             -         18.73            -            -            -            -            -            -
    March 2020           -             -         20.39            -            -            -            -            -            -
    April 2020           -             -         19.44            -            -            -            -            -            -
      May 2020           -             -         20.50            -            -            -            -            -            -
     June 2020           -             -         20.26            -            -            -            -            -            -
     July 2020           -             -         21.41            -            -            -            -            -            -
   August 2020           -             -         21.20            -            -            -            -            -            -
September 2020           -             -         21.73            -            -            -            -            -            -
  October 2020           -             -         23.04            -            -            -            -            -            -
 November 2020           -             -         22.91            -            -            -            -            -            -
 December 2020           -             -         24.37            -            -            -            -            -            -
  January 2021           -             -         24.31            -            -            -            -            -            -
 February 2021           -             -         25.10            -            -            -            -            -            -
    March 2021           -             -         28.76            -            -            -            -            -            -
    April 2021           -             -         26.94            -            -            -            -            -            -
      May 2021           -             -         28.95            -            -            -            -            -            -
     June 2021           -             -         29.20            -            -            -            -            -            -
     July 2021           -             -         31.56            -            -            -            -            -            -
   August 2021           -             -         32.05            -            -            -            -            -            -
September 2021           -             -         33.76            -            -            -            -            -            -
  October 2021           -             -         36.90            -            -            -            -            -            -
 November 2021           -             -         37.98            -            -            -            -            -            -
 December 2021           -             -         41.98            -            -            -            -            -            -
  January 2022           -             -         43.77            -            -            -            -            -            -
 February 2022           -             -         47.54            -            -            -            -            -            -
    March 2022           -             -         57.76            -            -            -            -            -            -
    April 2022           -             -         57.97            -            -            -            -            -            -
      May 2022           -             -         67.64            -            -            -            -            -            -
     June 2022           -             -         75.48            -            -            -            -            -            -
     July 2022           -             -         92.56            -            -            -            -            -            -
   August 2022           -             -        110.87            -            -            -            -            -            -
September 2022           -             -        146.75            -            -            -            -            -            -
  October 2022           -             -        227.29            -            -            -            -            -            -
 November 2022           -             -             *            -            -            -            -            -            -

* On the distribution date in November 2022, the Class A-2C Certificate Balance will be $155,222 and the interest paid is $73,017.
1 Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry
2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

BARCLAYS

                          Interest Rate Cap Schedules

                                              Class A-2 Cap Notional Balance
                           ----------------------------------------------------------------
                                                                                 Index Rate
      Distribution Date      Balance ($)        Strike (%)      Ceiling (%)      Multiplier
 1           March 2005    33,215,100.00             6.22             9.73            10.00
 2           April 2005    32,296,289.33             5.81             9.73            10.00
 3             May 2005    31,393,311.81             6.04             9.73            10.00
 4            June 2005    30,505,765.82             5.84             9.73            10.00
 5            July 2005    29,633,209.15             6.05             9.73            10.00
 6          August 2005    28,775,263.45             5.86             9.73            10.00
 7       September 2005    27,931,583.12             5.86             9.73            10.00
 8         October 2005    27,101,854.82             6.08             9.73            10.00
 9        November 2005    26,285,796.87             5.90             9.73            10.00
10        December 2005    25,483,221.75             6.12             9.73            10.00
11         January 2006    24,693,842.40             5.92             9.73            10.00
12        February 2006    23,918,837.47             5.93             9.73            10.00
13           March 2006    23,162,171.65             6.60             9.73            10.00
14           April 2006    22,423,411.70             5.95             9.73            10.00
15             May 2006    21,702,134.60             6.19             9.73            10.00
16            June 2006    20,997,957.91             5.99             9.73            10.00
17            July 2006    20,310,446.40             6.21             9.73            10.00
18          August 2006    19,639,206.36             6.01             9.73            10.00
19       September 2006    18,983,853.37             6.02             9.73            10.00
20         October 2006    18,344,012.06             6.24             9.73            10.00
21        November 2006    17,719,315.95             8.03             9.73            10.00
22        December 2006    17,110,617.28             8.32             9.73            10.00
23         January 2007    16,516,302.61             8.06             9.73            10.00
24        February 2007    15,936,032.55             8.08             9.73            10.00
25           March 2007    15,369,475.74             9.00             9.73            10.00
26           April 2007    14,816,308.63             8.12             9.73            10.00
27             May 2007    14,276,215.30             9.13             9.73            10.00
28            June 2007    13,749,153.38             8.85             9.73            10.00
29            July 2007    13,234,544.16             9.18             9.73            10.00
30          August 2007    12,732,093.90             8.90             9.73            10.00
31       September 2007    12,241,515.76             8.93             9.73            10.00
32         October 2007    11,762,529.69             9.27             9.73            10.00
33        November 2007                -                -                -                -




                                                Class M Cap Notional Balance
                           ----------------------------------------------------------------
                                                                                 Index Rate
      Distribution Date      Balance ($)       Strike (%)       Ceiling (%)      Multiplier
 1           March 2005    16,115,100.00             5.75             8.86            10.00
 2           April 2005    16,115,100.00             5.34             8.86            10.00
 3             May 2005    16,115,100.00             5.55             8.86            10.00
 4            June 2005    16,115,100.00             5.35             8.86            10.00
 5            July 2005    16,115,100.00             5.55             8.86            10.00
 6          August 2005    16,115,100.00             5.35             8.86            10.00
 7       September 2005    16,115,100.00             5.35             8.86            10.00
 8         October 2005    16,115,100.00             5.55             8.86            10.00
 9        November 2005    16,115,100.00             5.37             8.86            10.00
10        December 2005    16,115,100.00             5.57             8.86            10.00
11         January 2006    16,115,100.00             5.37             8.86            10.00
12        February 2006    16,115,100.00             5.37             8.86            10.00
13           March 2006    16,115,100.00             6.01             8.86            10.00
14           April 2006    16,115,100.00             5.37             8.86            10.00
15             May 2006    16,115,100.00             5.59             8.86            10.00
16            June 2006    16,115,100.00             5.38             8.86            10.00
17            July 2006    16,115,100.00             5.59             8.86            10.00
18          August 2006    16,115,100.00             5.38             8.86            10.00
19       September 2006    16,115,100.00             5.38             8.86            10.00
20         October 2006    16,115,100.00             5.59             8.86            10.00
21        November 2006    16,115,100.00             7.21             8.86            10.00
22        December 2006    16,115,100.00             7.47             8.86            10.00
23         January 2007    16,115,100.00             7.21             8.86            10.00
24        February 2007    16,115,100.00             7.21             8.86            10.00
25           March 2007    16,115,100.00             8.05             8.86            10.00
26           April 2007    16,115,100.00             7.21             8.86            10.00
27             May 2007    16,115,100.00             8.11             8.86            10.00
28            June 2007    16,115,100.00             7.82             8.86            10.00
29            July 2007    16,115,100.00             8.11             8.86            10.00
30          August 2007    16,115,100.00             7.82             8.86            10.00
31       September 2007    16,115,100.00             7.82             8.86            10.00
32         October 2007    16,115,100.00             8.12             8.86            10.00
33        November 2007                -                -                -                -



                                               Class B Cap Notional Balance
                             ---------------------------------------------------------------
                                                                                  Index Rate
      Distribution Date       Balance ($)       Strike (%)      Ceiling (%)       Multiplier
 1           March 2005      4,692,600.00             4.39             7.50            10.00
 2           April 2005      4,692,600.00             3.98             7.50            10.00
 3             May 2005      4,692,600.00             4.19             7.50            10.00
 4            June 2005      4,692,600.00             3.99             7.50            10.00
 5            July 2005      4,692,600.00             4.19             7.50            10.00
 6          August 2005      4,692,600.00             3.99             7.50            10.00
 7       September 2005      4,692,600.00             3.99             7.50            10.00
 8         October 2005      4,692,600.00             4.19             7.50            10.00
 9        November 2005      4,692,600.00             4.01             7.50            10.00
10        December 2005      4,692,600.00             4.21             7.50            10.00
11         January 2006      4,692,600.00             4.01             7.50            10.00
12        February 2006      4,692,600.00             4.01             7.50            10.00
13           March 2006      4,692,600.00             4.65             7.50            10.00
14           April 2006      4,692,600.00             4.01             7.50            10.00
15             May 2006      4,692,600.00             4.23             7.50            10.00
16            June 2006      4,692,600.00             4.02             7.50            10.00
17            July 2006      4,692,600.00             4.23             7.50            10.00
18          August 2006      4,692,600.00             4.02             7.50            10.00
19       September 2006      4,692,600.00             4.02             7.50            10.00
20         October 2006      4,692,600.00             4.23             7.50            10.00
21        November 2006      4,692,600.00             5.85             7.50            10.00
22        December 2006      4,692,600.00             6.11             7.50            10.00
23         January 2007      4,692,600.00             5.85             7.50            10.00
24        February 2007      4,692,600.00             5.85             7.50            10.00
25           March 2007      4,692,600.00             6.69             7.50            10.00
26           April 2007      4,692,600.00             5.85             7.50            10.00
27             May 2007      4,692,600.00             6.75             7.50            10.00
28            June 2007      4,692,600.00             6.46             7.50            10.00
29            July 2007      4,692,600.00             6.75             7.50            10.00
30          August 2007      4,692,600.00             6.46             7.50            10.00
31       September 2007      4,692,600.00             6.46             7.50            10.00
32         October 2007      4,692,600.00             6.76             7.50            10.00
33        November 2007                 -                -                -                -


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority ('FSA') and a member of the London Stock Exchange.

BARCLAYS


                                       31